UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2010 (October 1, 2010)

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) On October 2, 2010, Benjamin W. Hulburt ceased serving as President and Chief Executive Officer of Rex Energy Corporation (“Rex Energy”).

On October 2, 2010, Lance T. Shaner, currently Chairman of the board of directors of Rex Energy, was appointed by the board to the additional offices of interim President and Chief Executive Officer to replace Benjamin W. Hulburt. Mr. Shaner is serving in this interim capacity without compensation, other than the compensation that he currently receives as a non-employee director of Rex Energy. The description of Mr. Shaner’s biographical information and related party transactions with Rex Energy required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K was included in Rex Energy’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2010, and such information is hereby incorporated by reference into this Current Report on Form 8-K.

(e) On October 1, 2010, Rex Energy and its wholly-owned subsidiary Rex Operating Corp. (“Rex Operating,” together with Rex Energy, the “Company”) entered into employment agreements with Patrick McKinney, the Company’s Executive Vice President and Chief Operating Officer, and Thomas C. Stabley, the Company’s Executive Vice President and Chief Financial Officer (each of whom is referred to as the “Executive”).

Mr. McKinney’s employment agreement will continue in effect until the earlier of May 1, 2013 or the Executive’s termination of employment. Mr. Stabley’s employment agreement will continue in effect until the earlier of December 31, 2013 or the Executive’s termination of employment. The term of each employment agreement will be automatically extended for an additional one-year period, and for successive one-year periods thereafter, unless either party provides 90 days’ advance written notice of non-renewal. If a change in control (as defined in the respective employment agreement) of Rex Energy occurs, the employment agreement will be extended automatically for an additional two years.

Each employment agreement provides for payment of the Executive’s current base salary, which may be increased by the Company, but which may not be materially decreased before a change in control and may not be decreased after a change in control. The Executive is eligible to participate in the Company’s annual incentive plan and equity compensation plan and will be entitled to other applicable benefits.

The Executive will receive severance benefits if his employment is involuntarily terminated by the Company without cause (as defined in the respective employment agreement) or if the Executive terminates employment for good reason (as defined in the respective employment agreement), subject to the Executive executing a release of claims. If such a termination occurs prior to a change in control or after 24 months following a change in control, the Company will pay the following severance benefits:

•	An amount equal to the Executive’s annual base salary, payable in payroll installments for 12 months;

•	A pro rated annual bonus for the year of termination based on the Company’s achievement of performance goals;

•	A lump sum equal to the annual cost of his basic life insurance; and

•	Reimbursement of COBRA premiums for 12 months after the date of termination, but reduced to the extent that similar coverage is available to the Executive through a subsequent employer.

If the Executive’s employment is terminated as described above upon, or within 24 months following, a change in control, the Company will pay the following severance benefits:

•	A lump sum equal to 24 months of the Executive’s annual base salary;

•	A pro rated annual bonus equal to the Executive’s target annual bonus for the year of termination;

•	A lump sum equal to the cost of his basic life insurance for 24 months; and

•	Reimbursement of COBRA premiums for 24 months after the date of termination, but reduced to the extent that similar coverage is available to the Executive through a subsequent employer.

If the Executive’s employment is terminated upon his death or disability, the Company will pay a pro rated target annual bonus for the year of termination. If the Executive’s employment is terminated upon death, the Company will pay a lump sum equal to 90 days of his base salary.

Under each employment agreement, the Executive has agreed to confidentiality, non-solicitation, non-competition and non-disparagements covenants with respect to the Company.

The foregoing summary of the Executives’ Employment Agreements is qualified in its entirety by reference to the full text of the applicable agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 4, 2010, Rex Energy issued a press release related to the departure of Benjamin W. Hulburt as President and Chief Executive Officer of Rex Energy and Lance T. Shaner’s appointment as interim President and Chief Executive Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Employment Agreement, by and between Patrick McKinney, Rex Energy Corporation and Rex Energy Operating Corp. dated October 1, 2010.

10.2	Employment Agreement, by and between Thomas C. Stabley, Rex Energy Corporation and Rex Energy Operating Corp. dated October 1, 2010.

99.1	Press Release dated October 4, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

Date: October 7, 2010	By:	/s/ Thomas C. Stabley
Name: Thomas C. Stabley
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, by and between Patrick McKinney, Rex Energy Corporation and Rex Energy Operating Corp. dated October 1, 2010.

10.2	Employment Agreement, by and between Thomas C. Stabley, Rex Energy Corporation and Rex Energy Operating Corp. dated October 1, 2010.

99.1	Press Release dated October 4, 2010